Matt Trerotola Chairman, Chief Executive Officer 2024 JP Morgan Healthcare Conference Ben Berry Chief Financial Officer Kyle Rose Vice President, Investor Relations Exhibit 99.1

Enovis has provided in this presentation financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America (“non-GAAP”). These non-GAAP financial measures may include one or more of the following: adjusted net income from continuing operations, adjusted net income per diluted share from continuing operations, adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted EBITDA margin and organic sales growth. Adjusted net income from continuing operations and adjusted net income per diluted share from continuing operations exclude restructuring and other charges, European Union Medical Device Regulation (“MDR”) and other costs, amortization of acquired intangibles, inventory step-up costs, strategic transaction costs, debt extinguishment costs, insurance settlement gain, gains and losses on the Company’s investments, stock compensation costs and other income/expense. Adjusted net income adjusts interest expense for periods prior to 2023 to reflect pro forma interest from the Company’s term loan facility under the Company’s current capital structure after giving effect to the completing of the refinancing transactions in connection with the Separation, and it includes the tax effect of adjusted pre-tax income at applicable tax rates and other tax adjustments. Enovis also presents adjusted net income margin from continuing operations, which is subject to the same adjustments as adjusted net income from continuing operations. Adjusted EBITDA represents net income or loss from continuing operations excluding restructuring and other charges, MDR and other costs, strategic transaction costs, stock-based compensation costs, depreciation and amortization, amortization of acquired intangibles, insurance settlement gain, and inventory step up costs. Enovis presents adjusted EBITDA margin, which is subject to the same adjustments as adjusted EBITDA. Adjusted gross profit represents gross profit excluding the impact of amortization of acquired intangibles, fair value charges of acquired inventory and the impact of restructuring and other charges. Adjusted gross profit margin is subject to the same adjustments as adjusted gross profit. Organic sales growth excludes the impact of acquisitions and foreign exchange rate fluctuations. Sales per day growth includes the same adjustments as Organic sales growth and adjusts for the number of selling days in the period. These non-GAAP financial measures assist Enovis management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to discrete restructuring plans that are fundamentally different from the ongoing productivity improvements of the Company. Enovis management also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this presentation. Enovis does not provide reconciliations of adjusted EBITDA or adjusted earnings per share on a forward-looking basis to the closest GAAP financial measures, as such information is not available without unreasonable efforts on a forward-looking basis due to uncertainties regarding, and the potential variability of, reconciling items excluded from these measures. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. This presentation includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Enovis’ plans, goals, objectives, outlook, expectations and intentions, including the potential benefits of the recently completed acquisition of LimaCorporate S.p.A (“Lima”) and other statements that are not historical or current fact. Forward-looking statements and are based on Enovis’ current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Enovis’ results to differ materially from current expectations include, but are not limited to, risks and uncertainties regarding Enovis’ and Lima’s respective businesses, the effects of the Lima acquisition on Enovis’ and Lima’s operations, including on the combined company’s future financial condition and performance, operating results, strategy and plans, including anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, losses, future prospects, and business and management strategies for the management, expansion and growth of the new combined company’s operations; the potential impact of the consummation of the acquisition on relationships with customer, suppliers and other third parties; the impact of public health emergencies and global pandemics (including COVID-19); and the other factors detailed in Enovis’ reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q under the caption “Risk Factors,” as well as the other risks discussed in Enovis’ filings with the SEC. In addition, these statements are based on assumptions that are subject to change. This presentation speaks only as of the date hereof. Enovis disclaims any duty to update the information herein. Forward-looking Statements Non-GAAP Financial Information

ENOVIS: An Innovation and Growth Driven MedTech Company

Financial Profile – 2023 Guidance

Sales	Organic Growth (cc)	aEBITDA
~$1.7B	7.4-7.6%	$264-270mm

Sales Mix by Geography & Segment


International
32%
US
68%


Recon
36%
P&R
64%

Two Attractive Business Segments

Fast growing reconstructive (Recon) platform

- DD growth engine in US, leading in Shoulder and rapid adoption in Knee & Hip
- Globalized footprint and offering through acquisition of Mathys
- Expanded into attractive Foot & Ankle market in 2021

Global leader in prevention & recovery (P&R)

- Global leader in sports medicine bracing
- Reshaping care path with MotionMD® and MotioniQ™ digital solutions
- Technology leader in recovery sciences with broad offering in advanced rehabilitation modalities

Strong portfolio, outgrowing markets

enovis.
© 2024 Enovis Corporation
3

Enovis Strategy and Goals Strategic Pillars Strategic Objectives Acquisitions $2B+ Sales by 2024 EGX Innovation Talent HSD Organic Growth >+50bps aEBITDA margin/year Goals Shape and Improve P&R Aggressively Expand Recon Scale our company

Rich History + Strong Execution

Enovis History

- colfax established in 1995 by Danaher founders Mitch and Steve Rales
- Strong and proven history with a:
  - Lean business system
  - Innovation focus
  - Strong acquisition engine
- Spun out ESAB in April 2022 to transform into focused MedTech player, enovis (NYSE: ENOV)

Enovis Progress


Sales ($B)
aEBITDA Margin (%)
+9%/YR
1.4
1.6
1.7
2021 2022 2023[1]
+130 bps
14.4
15.1
15.7
2021 2022 2023[1]

20 acquisitions since 2019

Looking ahead to 2024

- **Lima the "next" catalyst for growth & margins**
  - Deal closed Jan 3rd
  - Aggressive, thoughtful, integration plan in place
  - Deal metrics on track for 2024
    - Sales: $290-300mm
    - aEBITDA: $70-75mm,
    - aEPS: accretive
- **Foot and ankle momentum building**
- **Robust NPI from ramp of 2023 launches and strong 2024 lineup**

Powerful momentum building as we enter 2024

enovis

© 2024 Enovis Corporation

1: Consensus Sales and aEBITDA estimate for FY2023 per FactSet

5

Lima Acquisition Expands Recon Scale & Margins

REVENUE



~$2B
$1.7B
Recon
37%
47%
P&R
2023 Enovis
2023 Combined[1]

GEOGRAPHIC MIX



Int'l
32%
US
2023 Enovis
Int'l
40%
US
2023 Combined[1]

ADJUSTED EBITDA MARGIN



+~120bps
2023 Enovis
2023 Combined[1]

Creates >$1B high-growth global Recon player and accelerates trajectory of margin expansion enovis
© 2024 Enovis Corporation

[1] Latest ENOV guidance plus estimated LimaCorporate 2023 full year financials adjusted for IFRS to US GAAP differences; Excludes any expected synergies

6

Prevention & Rehabilitation (P&R) Est. Market Growth Rate 3-4% 7-8% 2-3% ~4% 7 6 10 5 Knee Extremities Trauma Sports Medicine Spine Biologics $48bn $5bn 9 8 3 Market Growth Trends Provide Runway 3-4% 6-7% 3-4% Well-positioned with strong long-term growth drivers Aging but active population Transitioning to outpatient care Innovation improving the quality of care Our P&R served markets Source: Orthoworld 2021 Orthopedic Industry Annual Report, public company filings, Wall Street research, Forbes. Enovis competes in half of the $53bn Orthopedics market and “touches” nearly all segments Surgical Implants and Instrumentation Addressing a Large and Attractive Market Hip Our Recon served markets

Scaled and Agile in Fragmented Industry

Competitive Ortho Landscape



Ortho Revenue[1]
>$3B
DePuy Synthes
stryker
zimmer
smith&nephew
Large, diversified majors
$0.5 - $3B
Arthrex
enovis
CONMED
GLOBUS MEDICAL
Scaled, differentiated players
<$0.5B
ÖSSUR
Corin
Medacta
medartis
TREACE
Paragon 28
~30 players in $0.1-0.5B range
~1,000 pre-revenue or early revenue players
Focused innovators

Enovis' Attractive Position

- Big enough for healthy, sustainable margins but additional room to scale
- Small enough to operate like an innovator
- Can select the most valuable growth paths
- Ample bolt-on opportunities, attractive path to market/scale for innovators

Enovis is positioned for share gain, scale, and leverage

enovis
© 2024 Enovis Corporation

Source: Orthoworld 2021 Orthopedic Industry Annual Report, public company filings, Wall Street research, Forbes.
[1] 2021 revenue, as reported.

8

Uniquely Positioned Across Full Ortho Care Continuum PREVENTION Off-loading braces Back braces Cold therapy SURGICAL Shoulders Knees Hips Foot/Ankle RECOVERY Post-op braces Walker boots Cold therapy PERFORMANCE Athletic braces Muscle stimulation REHAB Electrotherapy Laser therapy Heat/cold therapy Traction devices PREVENTION REPAIR RECOVERY Brand leverage with hospitals, surgeons, clinicians, patients Digital workflow solutions for clinics Connected medicine solutions for patient journey Full “episode of care” partner to ambulatory surgery centers (ASC) STRATEGIC ADVANTAGES Leveraging broad and deep market access and technology for strategic advantage

Lima M&A Creates ~$1B Recon Leader, Attractive Mix & Innovation

Combined Revenue & Geographic Mix



Extremities
Foot & Ankle
Other
Shoulder
~$1B
Hip
Knee



Int'l
US
2023 combined[1]



AltiVate®
Optimus®
RM Cup
EMPOWR® 3D
Modulus R
AMF TT Cones

Growth Opportunity

- Drive DD organic growth from winning innovation and strong channel
- Continue to lead in Shoulder and rapidly gain share in Hip/Knee and Foot & Ankle
- Realize strategic advantage of advanced technologies: Ceramics, RM Monoblock, 3D Printing
- Leverage Arvis and other Enabling Tech for global advantage over time
- Lead in Medical Education

Leading in Shoulder, winning across Recon with measurably better patient outcomes enovis.

© 2024 Enovis Corporation

[1] Latest ENOV guidance plus estimated LimaCorporate 2023 full year financials adjusted for IFRS to US GAAP differences; Excludes any expected synergies

10

Rapidly Expanding High Growth & Margin Recon Platform

Leverage Demonstrated Outcomes



AltiVate Reverse® Shoulder:
Breakthrough in range of motion



EMPOWR 3D Knee®:
breakthrough in natural kinematics

Continue Pace of Innovation

Expansion in product bag penetration:
~65% to ~75%

Launch enabling technology:
e.g. AR, CAS/Robotics



Win in the High Growth ASC

Leverage enabling technologies:
e.g. ARVIS®, ADAPTABLE®



Continuum of care coverage:
Pre, intra & post op offerings

Products aligned to favorable patient profiles

Grow & Scale Foot & Ankle

Launch innovative technologies:
e.g. DynaNail®, Arsenal Foot Plating System™



Modernize STAR™ ankle:
Patient Specific Instrumentation & Surface enhancements (e+ poly)



Expand Geographically

Lima acquisition:
Nearly doubles addressable market, expands portfolio, drives margins

Lima Corporate
Orthopaedic emotion

Cross-selling opportunities:
AltiVate® & EMPOWR® expansion

enovis
© 2024 Enovis Corporation
11

Recon Proven Formula for DD Growth and Share Gain % of Enovis Recon1 Market Growth2 Projected Growth vs. Market Growth Projection US Shoulder ~30% 7-8% ~2x 12 – 15% US Hip / Knee ~30% 3-4% 3-5x 10 – 15% Foot / Ankle ~10% 6-7% 2-3x 12 – 18% Int’l Recon ~30% 4-5% 2-3x 7 – 10% 5-6% WAMGR 2-3X Market Growth 10-15% Clear track record and trajectory for sustained double-digit organic growth 1) These estimates do not account for the recent acquisition of LimaCorporate S.p.A 11% 21% 15% 17% 15% 2023 9M 2) Internal estimates, Orthoworld 2021 Orthopedic Industry Annual Report.

Fast-Growing Recon Business with Proven Playbook

US Shoulder Revenue


14% CAGR
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

2023 9M
+11%

- **2X market growth** led by Altivate Reverse and accelerating Altivate Edge anatomic stemless
- **Proven MatchPoint® pre-operative plan and PSI system** in 35%+ of procedures

US Hip / Knee Revenue


16% CAGR
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

2023 9M
+21%

- **3-5X market growth** powered by Empowr3D® Knee and Taperfill® Hip Stem
- **Great implants** and **enabling technologies** for **ASC**

Best-in-Class medical education across segments | **Unparalleled KOL leadership** team | Aggressive **NPI cadence**

Sustained strong DD growth across segments

enovis.
© 2024 Enovis Corporation
13

Computer Assisted Surgery (CAS) Strategy

Anatomically distinct	Suite of offerings uniquely tooled to each anatomy	*Match Point System™* / ARVIS
Spanning entire workflow	End-to-end set of integrated components that can also be used on a standalone basis	Pre-Op / Patient Specific Instrumentation → Intra-Operative Imaging → Surgical Guidance / Robotics
Platform purpose-built for ASC	Optimized for ASC success—effective, efficient and affordable	Low capital costs · Time and Space Efficient · Micro footprint

Match Point System™



Match Point™ System used in ~33% of Enovis shoulder cases



Best-in-class Pre-Op Planning & PSI[1] for Total Ankle

ARVIS



Unique guidance platform leveraging AR

Enovis enabling technologies will provide a flexible and scalable approach

[1] PSI stands for Patient Specific Instrumentation.

enovis.
© 2024 Enovis Corporation
14

Successful M&A Track Record in Recon 2022 ‘20-2021 2023 2024 2020-2021: Globalized Recon with Mathys, established Foot & Ankle business 2022: Advanced enabling technology capabilities 2023: Scaled Foot & Ankle to $100m run rate 2024: Scaling Global Recon STAR® ANKLE Accelerating Recon with attractive growth & gross margin profiles

Market Leader in Prevention & Recovery with Differentiated Brands

P&R Sales & Market Position[1]

$5B market expected to grow 3-4% per year


Footcare
Recovery Sciences
~$1.1B
Bracing

Industry Leadership

#1 Globally in Bracing

#1 Globally in Rehab

#2 In Bone Stimulation

Market Leadership

- Industry-defining products **across Orthopedics**
- Leader in fast growing **Sports Medicine** segment
- MotionMD® workflow software solution **drives workflow productivity in US Clinics**
- Leader in therapy modalities **strengthened by LiteCure™**
- **Strong International Position:** 32% ex-US Sales

Technology and Brand Leadership



DonJoy®



Aircast®



EXOS®



Chattanooga®



LiteCure®

Attractive leading global positions in bracing and recovery sciences enovis
© 2024 Enovis Corporation

[1] Source: Based on internal Enovis analysis.

16

Shaping P&R - Driving Core Growth and Accelerating Key Strategies

Sales Growth 2023 YTD (9mo)

Global Bracing & Supports	LSD
Global Recovery Sciences	MSD
Global FootCare Solutions	Declining

Financial Profile

P&R aEBITDA margin	14% With ability to shape & scale	P&R Free Cash Flow	100%+ FCF conversion potential

Innovation Focus

Modernizing Core segments



Expanding into **high growth categories**



Leading **transition to modalities**



Pioneering Connected Medicine **MotionIQ™**



Investments focused on driving sustained above-industry growth + margin improvement enovis.

© 2024 Enovis Corporation

*YTD results through the 3Q 2023

17

Leading in Digital Healthcare with MotionMD®

SaaS Workflow Automation Software Solution


MOTIONMD

Secure. Paperless. Integrated

24% Reduction in inventory

8% Improvement in collections

40% Reduction in Billing lead time

Clinic Location Growth


(CAGR)
+39%
445
3,312
2017
2023

Present in **+40%** of US clinics

Winning with Workflow Solutions

- **Key driver in large Hospital** clinic conversions: **$15mm 2020-2021**
- MotionMD® revenue delivers **600 bps** higher gross margin
- Customer **Retention Rate of 99%**
- DJO Share of wallet **Direct 70% / OfficeCare® 96%**

A purpose-built SaaS platform creates stickiness and enables share gain enovis.
© 2024 Enovis Corporation

[1] Products transacted through MotionMD in clinics.

18

Delivering on Strategic Goals in 2023 Set up for strong 2024 performance and momentum Organic Revenue Growth See appendix for non-GAAP reconciliations. aEBITDA Expansion +100 bps YTD 9mo Considerations for 2024 Recon Double-Digit P&R Low/Mid Single-Digit Gross Margin Improvement High-Single Digit Operating Leverage Growth Investments / M&A Recon backlog tailwinds continue Innovation momentum and new product introductions Pricing, inflation, and currency trends Foot/Ankle scaling, Lima synergy opportunities +8% YTD 9mo >50 bps per year

Appendix

Q3 and YTD Sales Bridge

Adjusted EBITDA Reconciliation